------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 2

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed December 10, 1997 as set forth in the pages attached hereto:

          Item 5.  Other Events

          Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  February 6, 1997        PARKWAY PROPERTIES, INC.

                               By: /s/ Sarah P. Clark
                                   -----------------------
                                   Sarah P. Clark
                                   Senior Vice President,
                                   Chief Financial Officer,
                                   Treasurer and Secretary


                          FORM 8-K/A #2

                     PARKWAY PROPERTIES, INC.


Item 5.   Other Events.

     On November 10, 1997 the Company purchased First Little Rock Plaza in Little Rock, Arkansas for $10,200,000. First Little Rock Plaza is a five-story building constructed in 1986 containing approximately 117,000 net rentable square feet. The building has a 406 space, three-level attached parking garage and is located at the intersection of I-630 and I-430 in West Little Rock. The building is 86% leased to tenants such as Fireman's Fund, American Express, PaineWebber, Liberty Mutual, Riceland Foods, Prudential, Wausau and many other national and local tenants. The purchase was funded with advances under existing bank lines of credit with Deposit Guaranty National Bank at a rate of 7.53%.

      On  January  22,  1998, the Company purchased  the  Veritas
Technology  Center  in  Houston, Texas for $12,200,000.   Veritas
Technology Center is a five-story office building comprising approximately 155,000 square feet located in the Energy Corridor submarket of West Houston. The building is situated on approximately 9.4 acres of land and offers 450 surface parking spaces. The building was constructed in 1983 and is 100% occupied with Schlumberger GECO-PRAKLA occupying 153,000 square feet under leases that expire on April 30, 2002. The purchase was funded with advances under existing bank lines of credit with Deposit Guaranty National Bank at a rate of 7.53%.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

     (1)  The following audited financial statement of Greenbrier
Towers for the year ended December 31, 1996 is attached hereto.
Also included is the unaudited financial statement for the nine months ended September 30, 1997.

                                                             Page
                                                             ----
     Report of Independent Auditors                             4
     Combined Statement of Rental Revenue and
       Direct Operating Expenses                                5
     Notes to Combined Statement of Rental Revenue
       and Direct Operating Expenses                            6





     (2) The following audited financial statement of First Little Rock Plaza for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the nine months ended September 30, 1997.

                                                           Page
                                                           ----
     Report of Independent Auditors                          8
     Statement of Rental Revenue and
       Direct Operating Expenses                             9
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                        10




     (3) The following audited financial statement of the Veritas Technology Center for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the nine months ended September 30, 1997.

                                                           Page
                                                           ----
     Report of Independent Auditors                         12
     Statement of Rental Revenue and
       Direct Operating Expenses                            13
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                        14


     (b)  Pro Forma Consolidated Financial Statements

     The following unaudited Pro Forma Consolidated Financial
Statements are attached hereto.

                                                           Page
                                                           ----
Pro Forma Consolidated Financial Statements (Unaudited)     16
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of September 30, 1997                                  18
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1996                      19
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Nine Months Ended September 30, 1997              20
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                    21


                  Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying combined statement of rental revenue and direct operating expenses of Greenbrier Towers for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Greenbrier Towers' revenue and expenses.

In our opinion, the combined statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Greenbrier Towers for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying combined statement of rental revenue and direct operating expenses of Greenbrier Towers for the nine months ended September 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the combined statement of rental revenue and direct operating expenses of Greenbrier Towers for the nine months ended September 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
January 30, 1998



                        Greenbrier Towers

              Combined Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Nine Months Ended
                            December 31, 1996   September 30, 1997
                           ------------------   ------------------
                                                    (unaudited)

Rental revenue (Note 1):
 Minimum rents ............... $1,517,487         $1,530,036
 Reimbursed charges and
   other income...............     56,274             35,485
                               ----------         ----------
                                1,573,761          1,565,521

Direct operating expenses
 (Note 2):
  Utilities...................    201,443            161,353
  Real estate taxes...........    181,112            135,871
  Maintenance services
    and supplies..............    212,846            183,937
  Janitorial services
    and supplies..............    141,621             94,373
  Management fees (Note 3)....     46,023             41,331
  Insurance...................     41,872             15,411
  Security service............     13,172              6,547
  Administrative and
    miscellaneous expenses....     45,435             44,537
                               ----------         ----------
                                  883,524            683,360
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $  690,237         $  882,161
                               ==========         ==========




                       See accompanying notes.








                        Greenbrier Towers

                Notes to Combined Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1996


1.  Organization and Significant Accounting Policies

    Description of Property

    On November 25, 1997, Parkway Properties, Inc. (the
"Company") purchased Greenbrier Towers (the "Buildings") in
Chesapeake, Virginia from an unrelated party. These six-story buildings contain a total of approximately 173,000 (unaudited) net rentable square feet.

    Rental Revenue

    Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997        $ 1,535,000
                        1998          1,234,000
                        1999            935,000
                        2000            749,000
                        2001            489,000
                     Thereafter         228,000
                                    -----------
                                     $5,170,000
                                    ===========

    The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

    Effective March 15, 1997, a new tenant leased 18,619
(unaudited) square feet of the Buildings with average annual minimum rents of approximately $308,000 (unaudited) expiring
September 30, 2007.

    One tenant, whose lease expired September 30, 1997, accounted for approximately 18% of the Buildings' rental revenue for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited). Effective October 24, 1997, a new tenant leased this vacated rentable area through October 31, 2002.

2.  Basis of Accounting

    The accompanying combined statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Buildings such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Buildings that would cause the reported financial information not be necessarily indicative of future operating results.

3.  Management Fees

    Management fees of approximately 3% of revenues received from the operations of the Buildings were paid to an unrelated management company.


                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of First Little Rock Plaza for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway
Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of First Little Rock Plaza revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of First Little Rock Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of First Little Rock Plaza for the nine months ended September 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of First Little Rock Plaza for the nine months ended September 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
January 20, 1998



                     First Little Rock Plaza

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Nine Months Ended
                            December 31, 1996   September 30, 1997
                           ------------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ............... $1,544,118         $1,134,803
 Reimbursed charges and
   other income...............     74,809             33,101
                               ----------         ----------
                                1,618,927          1,167,904
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    277,077            187,844
  Real estate taxes...........    112,826             84,619
  Maintenance services
    and supplies..............     93,350             63,407
  Janitorial services
    and supplies..............     81,312             53,409
  Management fees (Note 3)....     63,446             48,110
  Insurance...................     20,756             12,301
  Administrative and
    miscellaneous expenses....     14,507             15,213
                               ----------         ----------
                                  663,274            464,903
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $  955,653         $  703,001
                               ==========         ==========




                       See accompanying notes.



                     First Little Rock Plaza

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1996


1.  Organization and Significant Accounting Policies

    Description of Property

    On November 7, 1997, Parkway Properties, Inc. (the "Company") purchased First Little Rock Plaza (the "Building") in Little
Rock, Arkansas from an unrelated party. The five-story building contains approximately 117,000 (unaudited) square feet of rentable area.

    Rental Revenue

    Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 1,452,000
                        1998           1,369,000
                        1999           1,118,000
                        2000             840,000
                        2001             618,000
                     Thereafter          427,000
                                     -----------
                                     $ 5,824,000
                                     ===========

    The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

    Two tenants, whose leases expire December 31, 2001 and June
30, 2002, respectively, accounted for approximately 24% of the Building's 1996 rental revenue.

2.  Basis of Accounting

    The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not be necessarily indicative of future operating results.

3.  Management Fees

    Management fees of approximately 4% of revenues received from the operations of the Building were paid to an unrelated management company.

                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Veritas Technology Center for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Veritas Technology Center's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Veritas Technology Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Veritas Technology Center for the nine months ended September 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Veritas Technology Center for the nine months ended September 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
January 29, 1998



                    Veritas Technology Center

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Nine Months Ended
                            December 31, 1996   September 30, 1997
                           ------------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............  $2,172,038        $1,618,342
 Reimbursed charges and
   other income...............     108,995            76,327
                                ----------         ----------
                                 2,281,033
1,694,669
                                ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    200,654            122,856
  Real estate taxes...........    211,431            158,573
  Maintenance services
    and supplies (Note 3).....    226,460             61,411
  Janitorial services
    and supplies..............    137,928            102,678
  Management fees (Note 4)....     53,443             41,285
  Wages.......................    109,215             78,729
  Administrative and
    miscellaneous expenses....     82,062             47,510
                               ----------         ----------
                                1,021,193            613,042
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $1,259,840         $1,081,627
                                ==========         ==========


                       See accompanying notes.



                    Veritas Technology Center

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1996


1.  Organization and Significant Accounting Policies

    Description of Property

    On January 21, 1998, Parkway Properties, Inc. (the "Company") purchased Veritas Technology Center (the "Building") in Houston, Texas from an unrelated party. The five-story building contains approximately 155,000 (unaudited) square feet of rentable area.

    Rental Revenue

    Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 2,183,000
                        1998           2,189,000
                        1999           2,179,000
                        2000           2,171,000
                        2001           2,171,000
                     Thereafter          724,000
                                     -----------
                                     $11,617,000
                                     ===========

    The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

    One tenant, whose lease expires April 30, 2002, accounted for approximately 99% of the Building's rental revenue for year ended
December 31, 1996 and the nine months ended September 30, 1997
(unaudited).

2.  Basis of Accounting

    The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not be necessarily indicative of future operating results.

3.   Maintenance Services and Supplies

    Included in the Building's 1996 maintenance services and supplies expense is $115,589 for the replacement and repair of certain components of the Building's air conditioning system.

4.   Management Fees

    Management fees of approximately 2.5% of revenues received from the operations of the Building were paid to an unrelated management company.

                     PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

     The following unaudited pro forma consolidated balance sheet as of September 30, 1997 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 and nine months ended September 30, 1997 give effect to the recent purchases of Parkway for the periods stated. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

     The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Hightower Centre, First Little Rock Plaza, Raytheon Building, Greenbrier Towers and the Veritas Technology Center as well as the placement of non-recourse mortgage debt on BB&T and First Tennessee Plaza, as if they had been consummated on September 30, 1997.

     The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

     BUILDING                            DATE OF PURCHASE

     Veritas Technology Center               01/21/98
     Greenbrier Towers                       11/25/97
     Raytheon Building                       11/17/97
     First Little Rock Plaza                 11/07/97
     Hightower Centre                        10/01/97
     Morgan Keegan Tower                     09/30/97
     First Tennessee Plaza                   09/18/97
     Fairway Plaza                           08/12/97
     NationsBank Tower                       07/31/97
     Lakewood II                             07/10/97
     Sugar Grove                             05/01/97
     Vestavia Centre                         04/04/97
     Meridian                                03/31/97
     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97
     Tensor                                  10/31/96
     BB&T Financial Center                   09/30/96
     Falls Pointe                            08/09/96
     Roswell North                           08/09/96
     Cherokee                                07/09/96
     Courthouse                              07/09/96
     400 Northbelt                           04/15/96
     Woodbranch                              04/15/96
     One Park 10 Plaza                       03/07/96


                    PARKWAY PROPERTIES, INC.

     Pro Forma Consolidated Financial Statements (continued)
                          (Unaudited)



     In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases, the December 24, 1996 sale of the Virginia Beach mortgage loan, the sale of 2,012,500 shares of common stock on January 22, 1997, the sale of 3,000,000 shares of common stock on September 24, 1997, and the sale of 450,000 shares of common stock on October 6, 1997 as if all the transactions had occurred January 1, 1996.

     These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.




            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       September 30, 1997
                          (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets                                       (1-7)
 Real estate related investments:
   Office buildings.............$310,130   $ 61,080     $371,210
   Land held for development....   1,721          -        1,721
   Accumulated depreciation..... (12,073)         -      (12,073)
                                --------   --------     --------
                                 299,778     61,080      360,858
   Real estate held for sale:
     Land.......................   4,687          -        4,687
     Operating properties.......   1,497          -        1,497
     Other non-core
     real estate assets.........      58          -           58
   Mortgage loans...............     307          -          307
   Real estate partnership......     322          -          322
                                --------   --------     --------
                                 306,649     61,080      367,729
 Interest, rents receivable
   and other assets.............   7,365          -        7,365
 Cash and cash equivalents......     486       (486)           -
                                --------   --------     --------
                                $314,500   $ 60,594     $375,094
                                ========   ========     ========
Liabilities
Notes payable to banks..........$  8,200   $  8,273     $ 16,473
Mortgage notes payable
  without recourse..............  67,960     37,958      105,918
Accounts payable and other
  liabilities...................  10,692          -       10,692
                                --------   --------     --------
                                  86,852     46,231      133,083
                                --------   --------     --------
Stockholders' Equity
Common stock, $.001 par value,
  70,000,000 shares authorized,
  9,307,988 shares issued in
  1997..........................       9          -            9
Additional paid-in capital...... 199,018     14,363(9)   213,381
Retained earnings...............  28,621          -       28,621
                                --------   --------     --------
                                 227,648     14,363      242,011
                                --------   --------     --------
                                $314,500   $ 60,594     $375,094
                                ========   ========     ========

                     See accompanying notes.


             PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1996
                            (Unaudited)

                                Parkway    Pro Forma     Parkway
                              Historical Adjustments(8)  ProForma
                              ---------- -------------- ---------
                            (In thousands, except per share data)
Revenues
Income from office properties...$18,840    $45,534 (a)  $64,374
Income from other real estate
  properties....................  1,773          -        1,773
Interest on mortgage loans......  1,740     (1,384)(d)      356
Management company income.......    784          -          784
Interest on investments.........    500          -          500
Dividend income.................    118          -          118
Deferred gains and other income.    324          -          324
Gains on real estate held
  for sale and mortgage loans...  9,909          -        9,909
Gain on securities..............    549          -          549
                                -------    -------      -------
                                 34,537     44,150       78,687
                                -------    -------      -------
Expenses
Office properties
  Operating expense.............  8,466     21,408 (a)   29,874
  Interest expense..............  3,526      4,975 (c)    8,501
  Depreciation and amortization.  2,444      6,265 (a)    8,709
  Minority interest.............    (28)         -          (28)
Other real estate properties
  Operating expense.............  1,379          -        1,379
Interest expense
  Notes payable to banks........    281          -          281
  Notes payable on wrap
    mortgages...................    340       (340)(e)        -
Management company expense......    673          -          673
General and administrative......  2,982          -        2,982
                                -------    -------      -------
                                 20,063     32,308       52,371
                                -------    -------      -------
Income before income taxes...... 14,474     11,842       26,316
Income tax expense..............    103          -          103
                                -------    -------      -------
Net income......................$14,371    $11,842      $26,213
                                =======    =======      =======
Net income per share............$  3.92                 $  2.87(9)
                                =======                 =======
Weighted average shares
  outstanding...................  3,662                   9,124
                                =======                 =======

                      See accompanying notes.


             PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(8) Pro Forma
                              ---------- -------------- ---------
                             (In thousands, except per share data)
Revenues
Income from office properties...$29,939    $20,969 (b)   $50,908
Income from other real estate
  properties....................    564          -           564
Interest on mortgage loans......     47          -            47
Management company income.......    398          -           398
Interest on investments.........    363          -           363
Dividend income.................    323          -           323
Deferred gains and other income.    100          -           100
                                -------    -------       -------
                                 31,734     20,969        52,703
                                -------    -------       -------
Expenses
Office properties
  Operating expense............. 12,678      9,375 (b)    22,053
  Interest expense:
    Contractual.................  3,856      2,407 (c)     6,263
    Amortization of loan cost...     68          -            68
  Depreciation and amortization.  3,795      2,879 (b)     6,674
  Minority interest.............     59          -            59
Other real estate properties
  Operating expense.............    361          -           361
Interest expense on bank notes:
  Contractual...................    657          -           657
  Amortization of loan costs....    126          -           126
  Interest expense on wrap
    mortgages...................      -          -             -
Management company expense......    260          -           260
General and administrative......  2,540          -         2,540
                                -------    -------       -------
                                 24,400     14,661        39,061
                                -------    -------       -------
Income before gains.............  7,334      6,308        13,642
                                -------    -------       -------
Gain on sales
Gain on real estate held for
  Sale and mortgage loans.......  1,091          -         1,091
                                -------    -------       -------
Net income......................$ 8,425    $ 6,308       $14,733
                                =======    =======       =======
Net income per share............$  1.36                  $  1.54(9)
                                =======                  =======
Weighted average shares
  outstanding...................  6,182                    9,566
                                =======                  =======
                      See accompanying notes.


                    PARKWAY PROPERTIES, INC.

       Notes to Pro Forma Consolidated Financial Statements
                         (Unaudited)

1. On October 1, 1997, the Company purchased Hightower Centre in Atlanta, Georgia for $6,700,000 from an unrelated party.
     Hightower Centre consists of two multi-story buildings containing 78,199 rentable square feet with 332 parking spaces.

2.   On November 7, 1997, the Company purchased First Little Rock
     Plaza in Little Rock, Arkansas for $10,200,000. First Little Rock is a five-story building containing approximately 117,000 square feet.

3.   On November 12, 1997, the Company received funds totaling
     $15,000,000 from the placement of non-recourse mortgage debt on the BB&T office building in Winston-Salem, North Carolina. The loan fully amortizes over a 15-year period at an interest rate of 7.3%.

4.   On November 17, 1997, the Company purchased the Raytheon
     Building in Houston, Texas for $15,980,000, which included the assumption of an existing $7,958,000 first mortgage, from an unrelated party. Raytheon is an eight-story building constructed in 1983 containing approximately 148,000 net rentable square feet with 736 parking spaces with 494 spaces located within a six-story parking garage.

5.   On November 25, 1997, the Company purchased Greenbrier
     Towers in Chesapeake, Virginia for $16,000,000.  Greenbrier
     Towers consist of two six-story buildings containing approximately 173,000 square feet and encompassing approximately
     11.4 acres of Greenbrier Business Park.

6. On December 15, 1997, the Company received funds totaling $15,000,000 from the placement of non-recourse mortgage debt on First Tennessee Plaza in Knoxville, Tennessee. The loan fully amortizes over a 15-year period at an interest rate of 7.17%.

7.   On January 21, 1998, the Company purchased the Veritas
     Technology Center (Veritas) in Houston, Texas for $12,200,000. Veritas is a five-story office building comprising approximately 155,000 square feet located in the Energy Corridor submarket of West Houston.

8. The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 1996 and nine months ended September 30, 1997 set forth the effects of Parkway's purchase of the following as if they had been consummated on January 1, 1996.

          BUILDING                            DATE OF PURCHASE

          Veritas Technology Center               01/21/98
          Greenbrier Towers                       11/25/97
          Raytheon Building                       11/17/97
          First Little Rock Plaza                 11/07/97
          Hightower Centre                        10/01/97
          Morgan Keegan Tower                     09/30/97
          First Tennessee Plaza                   09/18/97
          Fairway Plaza                           08/12/97
          NationsBank Tower                       07/31/97
          Lakewood II                             07/10/97
          Sugar Grove                             05/01/97
          Vestavia Centre                         04/04/97
          Meridian                                03/31/97
          Charlotte Park Executive Center         03/18/97
          Courtyard at Arapaho                    03/06/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97
          Tensor                                  10/31/96
          BB&T Financial Center                   09/30/96
          Falls Pointe                            08/09/96
          Roswell North                           08/09/96
          Cherokee                                07/09/96
          Courthouse                              07/09/96
          400 Northbelt                           04/15/96
          Woodbranch                              04/15/96
          One Park 10 Plaza                       03/07/96

     In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases as if the transactions occurred January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996 and nine months ended September 30, 1997.

     The effect on income and expenses from real estate properties due to the above purchases are as follows:

     (a)  For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate     Operating     Depreciation
                       Properties       Expense         Expense
                       -----------   -------------   ------------
     One Park 10      $    299,000   $     160,000    $    25,000
     400 North Belt
      & Woodbranch       1,036,000         551,000         92,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000         480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000         439,000        191,000
     BB&T Financial
       Center            3,072,000       1,055,000        413,000
     Tensor                810,000         530,000         64,000
     Forum II & III      2,749,000       1,331,000        370,000
     Charlotte Park      2,616,000       1,180,000        333,000
     Ashford II            649,000         441,000         50,000
     Courtyard at
       Arapaho           2,196,000         948,000        340,000
     Meridian              843,000         503,000        236,000
     Vestavia              878,000         394,000        105,000
     Sugar Grove         1,082,000         643,000        174,000
     Lakewood II         1,915,000         839,000        259,000
     NationsBank Tower   4,094,000       1,782,000        464,000
     Fairway Plaza       1,408,000         682,000        151,000
     First Tennessee
       Plaza             5,958,000       3,083,000        675,000
     Morgan Keegan
       Tower             4,633,000       2,093,000        823,000
     Hightower Centre      981,000         430,000        151,000
     Raytheon Building   2,763,000       1,276,000        360,000
     First Little Rock   1,619,000         663,000        230,000
     Greenbrier Towers   1,574,000         884,000        360,000
     Veritas             2,281,000       1,021,000        275,000
                       -----------     -----------     ----------
                       $45,534,000     $21,408,000     $6,265,000
                       ===========     ===========     ==========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (b)  For the nine months ended September 30, 1997:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     Charlotte Park    $   505,000    $   208,000    $    69,000
     Ashford II             54,000         37,000          4,000
     Courtyard at
       Arapaho             366,000        164,000         58,000
     Meridian              354,000        123,000         59,000
     Vestavia              240,000         91,000         26,000
     Sugar Grove           309,000        165,000         43,000
     Lakewood II           977,000        447,000        129,000
     NationsBank Tower   2,392,000      1,003,000        271,000
     Fairway Plaza         859,000        379,000         94,000
     First Tennessee
       Plaza             4,253,000      2,080,000        477,000
     Morgan Keegan
       Tower             3,327,000      1,665,000        618,000
     Hightower Centre      833,000        333,000        113,000
     Raytheon Building   2,072,000        919,000        270,000
     First Little Rock   1,168,000        465,000        172,000
     Greenbrier Towers   1,565,000        683,000        270,000
     Veritas             1,695,000        613,000        206,000
                       -----------    -----------    -----------
                       $20,969,000    $ 9,375,000    $ 2,879,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (c) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired during 1995 and 1996 and debt assumed upon purchase at the actual amounts and rates by property as if placed
          January 1, 1996 and is detailed below.

                                                        Nine
          Property/Placement             Year Ended Months Ended
              Date/Rate          Debt     12/31/96    9/30/97
          ------------------ ----------- ---------- ------------
          IBM Building
            2/96 7.78%       $ 4,800,000 $   41,000  $    -

          Waterstone
            6/96 8.00%         5,620,000    185,000       -

          One Park 10
            7/96 8.35%         4,700,000    196,000       -

          400 North Belt &
            Woodbranch
            7/96 8.25%        10,000,000    412,000       -

          Falls Pointe &
            Roswell North
            12/96 8.375%       9,850,000    766,000       -

          Lakewood II*
            7/97 8.08%         6,910,000    558,000     294,000

          BB&T
            11/97 7.3%        15,000,000  1,095,000     821,000

          Raytheon Building*
            11/97 8.125%       7,958,000    647,000     485,000

          First Tennessee
            Plaza
            12/97 7.17%       15,000,000  1,075,000     807,000
                                         ----------  ----------
                                         $4,975,000   2,407,000
                                         ==========  ==========

          *Assumed in purchase.


     (d) The January 1, 1996 pro forma effect of the sale of 157 mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                           Year Ended
                                            12/31/96
                                          ------------
          Interest Income:
               Mortgage loans             $(1,384,000)


     (e) The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.

9. The pro forma earnings per share for the year ended December 31, 1996 and the nine months ended September 30, 1997 reflect the sale of 2,012,500 shares of common stock under its existing shelf registration on January 22, 1997, the sale of 3,000,000 shares of common stock on September 24, 1997 and the sale of 450,000 shares of common stock on October 6, 1997.

10. No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

11. All per share information for the year ended December 31, 1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.




                          FORM 8-K/A #2

                     PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 6, 1997             PARKWAY PROPERTIES, INC.

                                    BY: /s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                        Treasurer and Secretary